SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT



                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

                       Date of Report - June 9, 2003
                       (Date of earliest event reported)

                          METROLOGIC INSTRUMENTS, INC.
             (Exact name of Registrant as specified in its charter)



               New Jersey                0-24172             22-1866172
        (State of incorporation) (Commission file number) (IRS employer identification number)

                  90 Coles Road, Blackwood, New Jersey, 08012
               (Address of principal executive offices, zip code)

                            Area Code (856) 228-8100
                               (Telephone number)

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Item 5   Other Information.

                  Metrologic Instruments, Inc. (the "Company") has announced that its Board of Directors approved a three-for-two stock split (the "Stock Split") of the Company's common stock, par value $.01 per share, to be effected as a fifty percent (50%) stock dividend. The stock dividend is payable on July 3, 2003 to shareholders of record at the close of business on June 23, 2003. Fractional shares will be rounded upward to the nearest whole share.

                  A copy of the Company's press release announcing the Stock Split is attached as Exhibit 99.1 and is incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

          (c)       Exhibits

          99.1 Metrologic Instruments, Inc. press release dated June 9, 2003 announcing the authorization by the Board of Directors of a Stock Split.






                                   SIGNATURES

                  Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  June 10, 2003                         Metrologic Instruments, Inc.


                                             By:      /s/ Thomas E. Mills, IV
                                                      Thomas E. Mills, IV
                                                      President and Chief
                                                      Operating Officer



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                          METROLOGIC INSTRUMENTS, INC.
                           CURRENT REPORT ON FORM 8-K

                                 EXHIBIT INDEX

Exhibit
No. Page


99.1 Metrologic Instruments, Inc. press release dated June 9, 2003 announcing the authorization by the Board of Directors of a Stock Split.



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EXHIBIT 99.1


Corporate Headquarters
Metrologic Instruments, Inc.
90 Coles Road
Blackwood, NJ 08012-4638                          [COMPANY LOGO]
Tel   856.228.8100
Fax   856.228.6673 (sales)
Fax   856.228-0653 (finance/legal)
www.metrologic.com


                   Metrologic's Board Authorizes Stock Split

Blackwood, New Jersey - June 9, 2003 -- Metrologic Instruments, Inc. (NASDAQ-NMS: MTLG), a leading manufacturer of sophisticated imaging systems using laser, holographic, vision-based technologies; high-speed automated data capture solutions and bar code scanners, today announced that its Board of Directors has approved a three-for-two stock split of the Company's common stock to be effected as a fifty percent (50%) stock dividend. The stock dividend is payable on July 3, 2003 to shareholders of record at the close of business on June 23, 2003.

"The Board's action in authorizing this stock split reflects our continued strong financial performance, as well as our commitment to expand our shareholder base by increasing the stock's public float," said C. Harry Knowles, Metrologic's chairman and CEO. "The stock split is part of the Company's strategy to make Metrologic's shares more available to investors, and we believe it will enhance shareholder value."

About Metrologic
Metrologic designs, manufactures and markets bar code scanning and high-speed automated data capture systems solutions using laser, holographic and vision-based technologies. Metrologic offers expertise in 1D and 2D bar code reading, portable data collection, optical character recognition, image lift, and parcel dimensioning and singulation detection for customers in retail, commercial, manufacturing, transportation and logistics, and postal and parcel delivery industries. In addition to its extensive line of bar code scanning and vision system equipment, the company also provides laser beam delivery and control systems to semi-conductor and fiber optic manufacturers, as well as a variety of highly sophisticated optical systems. Metrologic products are sold in more than 100 countries worldwide through Metrologic's sales, service and distribution offices located in North and South America, Europe and Asia. For more information please visit www.metrologic.com.

Metrologic's Contact for Investor Relations:
Dale Fischer - Vice President
Phone:  (856)228-8100
Email:  Investor@metrologic.com